                     The Minnesota Mutual Life Insurance Company
                                 Power of Attorney
                          To Sign Registration Statements


     WHEREAS, The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Minnesota Mutual Variable Fund D ("Fund D") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Mutual Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Mutual Variable Life Account ("Variable Life Account") is a separate account of Minnesota Mutual registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933,

     WHEREAS, Minnesota Mutual Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Mutual which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933;

     WHEREAS, Minnesota Mutual Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Mutual which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;

     NOW THEREFORE, We, the undersigned Trustees of Minnesota Mutual, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Trustees of Minnesota Mutual and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Mutual under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

          Signature                Title                        Date
          ---------                -----                        ----

 /s/ Robert L. Senkler             Chairman of the Board,       February 9, 1998
-------------------------------    President and Chief
     Robert L. Senkler             Executive Officer

 /s/ Giulio Agostini               Trustee                      February 9, 1998
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     Giulio Agostini


 /s/ Anthony L. Andersen           Trustee                      February 9, 1998
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     Anthony L. Andersen


 /s/ Leslie S. Biller              Trustee                      February 9, 1998
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     Leslie S. Biller


                                   Trustee
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     John F. Grundhofer


 /s/ Harold V. Haverty             Trustee                      February 9, 1998
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     Harold V. Haverty


 /s/ David S. Kidwell, Ph.D.       Trustee                      February 9, 1998
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     David S. Kidwell, Ph.D.


 /s/ Reatha C. King, Ph.D.         Trustee                      February 9, 1998
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     Reatha C. King, Ph.D.


 /s/ Thomas E. Rohricht            Trustee                      February 9, 1998
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     Thomas E. Rohricht


 /s/ Terry Tinson Saario, Ph.D.    Trustee                      February 9, 1998
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     Terry Tinson Saario, Ph.D.

 /s/ Michael E. Shannon            Trustee                      February 9, 1998
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     Michael E. Shannon


 /s/ Frederick T. Weyerhaeuser     Trustee                      February 9, 1998
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     Frederick T. Weyerhaeuser